UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.       )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under §240.14a-12

Crown Crafts, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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July 1, 2020

Dear Stockholders:

It is my pleasure to invite you to this year’s Annual Meeting of Stockholders, which will be held on Tuesday, August 11, 2020, at 10:00 a.m., local time, at our offices located at 916 South Burnside Avenue, Third Floor, Gonzales, Louisiana.

Details regarding the Annual Meeting and the business to be conducted are described in the Notice of Internet Availability of Proxy Materials you received in the mail and in the accompanying proxy statement. We have also made available a copy of our 2020 Annual Report to Stockholders with this proxy statement. We encourage you to read these materials, which include our audited financial statements and provide information about our business.

We have elected to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. Accordingly, most stockholders will not receive paper copies of our proxy materials. The Notice of Internet Availability of Proxy Materials provides information on how stockholders may obtain paper copies of our proxy materials if they so choose.

Whether or not you plan to attend the Annual Meeting, please vote as soon as possible to ensure that your shares will be represented and voted at the Annual Meeting. You may vote over the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. If you attend the Annual Meeting, then you may vote your shares in person even though you have previously voted your proxy.

Thank you for your ongoing support of, and continued interest in, Crown Crafts.

Sincerely,

E. Randall Chestnut
Chairman, President and Chief Executive Officer

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of Crown Crafts, Inc. will be held at our executive offices, located at 916 South Burnside Avenue, Third Floor, Gonzales, Louisiana, on August 11, 2020, at 10:00 a.m., Central Daylight Time, for the following purposes:

(i)	to elect two Class III directors to our Board of Directors to hold office for a three-year term;

(ii)	to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 28, 2021;

(iii)	to approve, on an advisory basis, the compensation of the Company’s named executive officers; and

(iv)	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed June 12, 2020 as the record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record of Crown Crafts Series A common stock as of the close of business on that date will be entitled to vote at the Annual Meeting or at any adjournment or postponement thereof.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying proxy statement and submit your proxy as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section of the accompanying proxy statement titled “Questions and Answers About these Proxy Materials” or, if you requested to receive printed proxy materials, the included proxy card. To obtain directions to attend the Annual Meeting and vote in person, please contact our Corporate Secretary at (225) 647-9100.

July 1, 2020	By Order of the Board of Directors,

Olivia Elliott
Vice President, Chief Financial Officer and Secretary

Important Notice Regarding Internet

Availability of Proxy Materials

The proxy statement and our 2020 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended March 29, 2020, are available free of charge at https://materials.proxyvote.com/228309.

TABLE OF CONENTS

Other Matters	36
Additional Information	37
Where You Can Find More Information	37
Stockholder Proposals	37
Householding of Proxy Materials	37

-i-

916 South Burnside Avenue

Gonzales, Louisiana 70737

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 11, 2020

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these proxy materials?

The Board of Directors (the “Board”) of Crown Crafts, Inc. (“Crown Crafts”, the “Company” or “we”) has made these proxy materials available to you on the Internet or, upon your request, has delivered printed versions of these proxy materials to you by mail, in connection with the solicitation of proxies by and on behalf of the Board for use at the Company’s Annual Meeting of Stockholders to be held at the Company’s executive offices, located at 916 South Burnside Avenue, Third Floor, Gonzales, Louisiana, on August 11, 2020, at 10:00 a.m., Central Daylight Time (the “Annual Meeting”), and any adjournment or postponement thereof. Stockholders of the Company are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement for the Annual Meeting (the “Proxy Statement”).

These proxy materials were first made available to stockholders on or about July 1, 2020.

What is included in these materials?

These materials include:

•	the Proxy Statement; and

•

the Company’s 2020 Annual Report to Stockholders (the “2020 Annual Report”), which includes the Company’s audited consolidated financial statements for the fiscal year ended March 29, 2020 (the “fiscal year 2020”).

If you request printed versions of these proxy materials by mail, then they will also include the proxy card for the Annual Meeting.

Website addresses contained in this Proxy Statement are intended to provide inactive, textual references. The information on these websites is not part of, or incorporated by reference into, this Proxy Statement.

What am I voting on?

You will be voting on each of the following:

•	to elect two Class III directors for a three-year term of office (“Proposal 1”);

•	to ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending March 28, 2021 (“Proposal 2”); and

•	to approve, on an advisory basis, of the compensation of the Company’s named executive officers (“Proposal 3”).

In addition to the above matters, we will transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. As of the date of this Proxy Statement, the Board knows of no other matters that will be brought before the Annual Meeting.

Why did I receive a one-page notice in the mail or email notification regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company has provided access to its proxy materials over the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice, free of charge, or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials electronically by email on an ongoing basis.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

•	view proxy materials for the Annual Meeting on the Internet and execute a proxy; and

•	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of its Annual Meetings on the environment. If you choose to receive future proxy materials by email, then you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the Annual Meeting?

You may vote if you are a stockholder of record of the Company’s Series A common stock, par value $0.01 per share (the “Common Stock”), as of the close of business on June 12, 2020, the record date for the Annual Meeting (the “Record Date”).

How many votes am I entitled to cast?

With respect to all such matters upon which stockholders are entitled to vote, each holder of Common Stock is entitled to one vote (in person or by proxy) for each share of Common Stock held by such holder on the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”), then you are a “stockholder of record” who may vote at the Annual Meeting, and we are providing these proxy materials directly to you.

Beneficial Owner. If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, then you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or other nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. Obtaining a valid proxy may take several days.

How do I vote my shares?

Stockholders may vote using one of the following four methods:

•	over the Internet, which you are encouraged to do if you have access to the Internet;

•	by telephone;

•	by completing, signing and returning the included proxy card, for those who requested to receive printed proxy materials in the mail; or

•	by attending the Annual Meeting and voting in person.

The Notice provides instructions on how to access your proxy, which contains instructions on how to vote via the Internet or by telephone. For stockholders who request to receive a paper proxy card in the mail, instructions for voting via the Internet, by telephone or by mail are set forth on the proxy card.

As discussed above, if you hold shares in street name, then your brokerage firm, bank or other nominee who holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. The stockholder of record will provide you with instructions on how to vote your shares. Internet and telephone voting will be offered to stockholders owning shares through most brokerage firms and banks. Additionally, if you would like to vote in person at the Annual Meeting, you must contact the brokerage firm, bank or other nominee who holds your shares to obtain a valid proxy from them and bring it with you to the Annual Meeting. You will not be able to vote at the Annual Meeting unless you have a valid proxy from your brokerage firm, bank or other nominee.

What if my shares are registered in more than one person’s name?

If you own shares that are registered in the name of more than one person, then each person must sign the proxy. If an attorney, executor, administrator, trustee, guardian or any other person signs the proxy in a representative capacity, then the full title of the person signing the proxy should be given and a certificate should be furnished showing evidence of appointment.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, then you have multiple accounts with brokers or Broadridge, the Company’s transfer agent. Please vote all of these shares. It is recommended that you contact your broker or Broadridge, as applicable, to consolidate as many accounts as possible under the same name and address. Broadridge may be contacted by telephone at (877) 830-4936.

Can I change my mind after I vote?

You may change your vote at any time before the polls close at the Annual Meeting. You may do this by using one of the following methods:

•	voting again by telephone or over the Internet until 11:59 p.m., Eastern Daylight Time, on August 10, 2020;

•	giving written notice to the Company’s Corporate Secretary at Crown Crafts, Inc., P.O. Box 1028, Gonzales, Louisiana 70707, Attn.: Corporate Secretary;

•	delivering a later-dated proxy; or

•	voting in person at the Annual Meeting.

If your shares are held in the name of a brokerage firm, bank or other nominee, then you may change your vote by submitting new voting instructions to your brokerage firm, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. However, since you are not the stockholder of record in that case, you may not change your vote by voting those shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder authorizing you to vote at the Annual Meeting.

How many votes must be present to hold the Annual Meeting?

In order for the Company to conduct the Annual Meeting, the holders of a majority of the shares of the Common Stock issued and outstanding and entitled to vote as of the Record Date must be present, in person or by proxy, at the Annual Meeting. This is referred to as a quorum. Your shares will be counted as present at the Annual Meeting if you do one of the following:

•	vote via the Internet or by telephone;

•	return a properly executed proxy by mail (even if you do not provide voting instructions); or

•	attend the Annual Meeting and vote in person.

What vote is required, and how will the votes be counted, to elect directors and to adopt the other proposals?

Proposal	Voting Options	Vote Required to Adopt Proposal	Effect of Abstentions	Effect of Broker Non-Votes
Election of Class III Directors (Proposal 1)	For or Withhold	A nominee will be elected by a plurality of votes cast at the Annual Meeting, meaning that the two Class III nominees receiving the most votes will be elected as the Class III directors	No effect	No effect
Ratification of KPMG (Proposal 2)	For, Against or Abstain	The affirmative vote of a majority of the votes cast at the Annual Meeting	No effect	Brokers have discretion to vote
Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers (Proposal 3)	For, Against or Abstain	The affirmative vote of a majority of the votes cast at the Annual Meeting	No effect	No effect

How many votes are needed for other matters that may be brought before the Annual Meeting?

In the event that any other matter is properly brought before the Annual Meeting, the affirmative vote of a majority of the votes cast in respect of such matter will be required for its approval. The Board knows of no other matters that will be brought before the Annual Meeting. If other matters are properly introduced, then the persons named in the proxy as the proxy holders will vote on such matters in their discretion.

Will my shares be voted if I do not provide my proxy?

If your shares are registered directly in your name with Broadridge, then they will not be voted if you do not vote them or provide a proxy.

However, your shares may be voted under certain circumstances where you do not provide a proxy if they are held in the name of a brokerage firm. Brokerage firms have the authority under stock exchange rules to vote customers’ unvoted shares on “routine” matters. Accordingly, if a brokerage firm votes your shares on a routine matters in accordance with these rules, then your shares will count as present at the Annual Meeting for purposes of establishing a quorum and will count as a vote “for” or “against” such matter, as the case may be. With respect to the Annual Meeting, Proposal 2 (ratification of the appointment of KPMG) is considered a routine matter, but Proposal 1 (election of directors) and Proposal 3 (advisory approval of the compensation of the Company’s named executive officers) are considered non-routine matters.

If a brokerage firm signs and returns a proxy on your behalf that does not contain voting instructions, your shares will count as present at the Annual Meeting for quorum purposes, but your shares will not count as a vote cast in respect of any proposal. These are referred to as “broker non-votes.”

Where do I find the voting results for the Annual Meeting?

The Company will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election at the Annual Meeting and subsequently published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

You can contact our Corporate Secretary, Olivia Elliott, by telephone at (225) 647-9100 or by writing to Crown Crafts, Inc., P.O. Box 1028, Gonzales, Louisiana 70707, Attn.: Corporate Secretary, with any questions about the proposals described in this Proxy Statement or how to execute your vote.

THE ANNUAL MEETING

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at the Company’s executive offices, located at 916 South Burnside Avenue, Third Floor, Gonzales, Louisiana, on August 11, 2020, at 10:00 a.m., Central Daylight Time.

The Annual Meeting is being held for the following purposes, which are more fully described in this Proxy Statement:

(i)	to elect two Class III directors to the Board to hold office for a three-year term (Proposal 1);

(ii)	to ratify the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending March 28, 2021 (Proposal 2); and

(iii)	to approve, on an advisory basis, the compensation of the Company’s named executive officers (Proposal 3).

In addition to the above matters, we will transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. As of the date of this Proxy Statement, the Board knows of no other matters that will be brought before the Annual Meeting. However, if other matters are properly presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, then the persons named as proxies will vote in their discretion with respect to those matters.

Recommendations of the Board of Directors

The Board has unanimously determined to recommend that stockholders vote: (i) “FOR” the Class III director nominees; (ii) “FOR” the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending March 28, 2021; and (iii) “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Record Date and Voting Power

Only holders of record of the Common Stock at the close of business on the Record Date, June 12, 2020, are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 10,186,807 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, held by 152 holders of record. A list of the Company’s stockholders will be available for review at the Company’s executive offices during regular business hours for a period of ten days before the Annual Meeting.

Each holder of Common Stock is entitled to one vote (in person or by proxy) for each share of Common Stock held by such holder on the Record Date. Cumulative voting is not permitted, and stockholders are not entitled to appraisal or dissenters’ rights with respect to any matter to be voted on at the Annual Meeting.

Quorum and Vote Required

A quorum of stockholders is necessary to transact business at the Annual Meeting. The presence, in person or by proxy, of a majority of the shares of Common Stock issued and outstanding and entitled to vote as of the Record Date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker “non-votes” will count as present for establishing a quorum at the Annual Meeting.

Directors are elected by a plurality of the votes cast, meaning that the two Class III nominees receiving the most properly cast votes will be elected as the Class III directors. Each of the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm and the approval, on an advisory basis, of the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the votes cast at the Annual Meeting in respect of such proposal. If a quorum is not present at the Annual Meeting, then it is expected that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

As of the Record Date, the Company’s directors and executive officers as a group beneficially owned, and were entitled to vote, 1,352,071 shares of Common Stock, or approximately 13.27% of the outstanding shares of Common Stock on that date.

Voting Your Shares

You may vote by proxy or in person at the Annual Meeting.

Voting in Person. If you plan to attend the Annual Meeting and wish to vote in person, then you will be given a ballot at the Annual Meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a brokerage firm, bank or other nominee holder, and you wish to vote at the Annual Meeting, then you must bring to the Annual Meeting a valid proxy from the record holder of the shares authorizing you to vote at the Annual Meeting.

Voting by Proxy. Even if you plan to attend the Annual Meeting, you should vote your proxy over the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. You can always change your vote at the Annual Meeting. Unless you change your vote at the Annual Meeting, your latest dated vote before the Annual Meeting will be the vote counted. Voting instructions are included on your proxy. If you properly grant your proxy and submit it to the Company in time to vote, then one of the individuals named as your proxy will vote your shares as you have directed. If no instructions are indicated on a properly executed proxy or voting instruction, then the shares will be voted according to the recommendations of the Board as follows: (i) “FOR” the Class III director nominees; (ii) “FOR” the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending March 28, 2021; and (iii) “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers. If other matters come before the Annual Meeting, then the shares represented by proxies will be voted, or not voted, by the individuals named in the proxies in their discretion.

If you are the stockholder of record of your shares, then you may deliver your voting instructions by telephone or over the Internet or, if you requested to receive a printed proxy card in the mail, by completing the proxy card and signing, dating and returning it in the included pre-addressed, postage-paid envelope. To be valid, a returned proxy card must be properly signed and dated.

If you are not the record holder of your shares, then you must provide the record holder of your shares with instructions on how to vote your shares. If your shares are held by a brokerage firm, bank or other nominee holder, then that brokerage firm, bank or nominee may allow you to deliver your voting instructions by telephone or over the Internet. Stockholders whose shares are held by a brokerage firm, bank or other nominee should refer to the voting instruction card forwarded to them by that brokerage firm, bank or nominee holding their shares.

Revoking a Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting by: (i) delivering to the Company’s Corporate Secretary a signed notice of revocation bearing a date later than the date of the proxy and stating that the proxy is revoked; (ii) granting a new proxy relating to the same shares and bearing a later date (which, if you intend to do by telephone or over the Internet, you may do only until 11:59 p.m., Eastern Daylight Time, on August 10, 2020); or (iii) attending the Annual Meeting and voting in person. Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to Crown Crafts, Inc., P.O. Box 1028, Gonzales, Louisiana 70707, Attn.: Corporate Secretary.

If your shares are held in the name of a brokerage firm, bank or other nominee, then you may change your vote by submitting new voting instructions to your brokerage firm, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. However, since you are not the stockholder of record in that case, you may not change your vote by voting those shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder authorizing you to vote at the Annual Meeting.

Abstentions and Broker Non-Votes

Shares of Common Stock for which the Company has received proxies but with respect to which holders of those shares have chosen to abstain from voting will be counted as present at the Annual Meeting for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting but will not count as a vote cast in respect of the election of directors or any other proposal with respect to which the stockholder has chosen to abstain. As a result, those shares will not be included in the vote totals for such proposal and, therefore, will have no effect on such proposal.

Brokers are prohibited in certain circumstances from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In these circumstances, those shares will be counted for the purpose of determining if a quorum is present, but such shares will not be included in the vote totals and, therefore, will have no effect on any proposal. Under the rules that govern brokers, brokers do not have discretionary authority to vote on the election of directors or on executive compensation matters; however, brokers have discretionary authority to vote on the ratification of the Company’s independent registered public accounting firm and may choose to do so.

All votes will be tabulated by the inspector of elections for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Solicitation of Proxies

The Company will bear all costs incurred on behalf of the Board in connection with its solicitation of proxies from the holders of the Common Stock for the Annual Meeting, including any costs associated with printing and mailing proxy materials for those stockholders who request to receive printed versions of them.

In addition, directors, officers and employees of the Company and its subsidiaries may solicit proxies by mail, personal interview, telephone, email or facsimile transmission without additional compensation. The Company may also solicit proxies through press releases and postings on its website at www.crowncrafts.com. Arrangements will be made with brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of the Common Stock not beneficially owned by them, for forwarding these proxy materials to, and obtaining proxies from, the beneficial owners of such stock entitled to vote at the Annual Meeting. The Company will reimburse these persons for their reasonable expenses incurred in doing so.

CORPORATE GOVERNANCE

The Board is committed to maintaining sound and effective corporate governance principles and believes that strong corporate governance is critical to achieving our performance goals and to maintaining the trust and confidence of stockholders, employees, suppliers, customers and regulatory agencies. The Board regularly reviews the Company’s corporate governance practices in light of proposed and adopted laws and regulations, the practices of other leading companies, the recommendations of various corporate governance authorities and the expectations of our stockholders.

Board of Directors

The Board is responsible for establishing broad corporate policies of the Company, monitoring the Company’s overall performance and ensuring that the Company’s activities are conducted in a responsible and ethical manner. However, in accordance with well-established corporate legal principles, the Board is not involved in the Company’s day-to-day operating matters. Members of the Board are kept informed about the Company’s business by participating in Board and committee meetings, by reviewing analyses and reports provided to them by the Company and through discussions with the Chairman of the Board, the Lead Director and officers of the Company.

Director Independence

Each non-employee member of the board is “independent,” as defined for purposes of the rules of the SEC, the listing standards of The Nasdaq Stock Market (“Nasdaq”) and Section 162(m) of the Internal Revenue Code of 1986, as amended (the “IRC”). For a director to be considered independent, the Board must determine that the director does not have a relationship with the Company that would interfere with the exercise of his or her independent judgment in carrying out his or her responsibilities of a director. In making this determination, the Board considers all relevant facts and circumstances, including any transactions or relationships between the director and the Company or its subsidiaries.

Code of Business Conduct and Ethics; Code of Conduct for Directors

The Company has adopted a Code of Business Conduct and Ethics that is applicable to all directors and employees, including the Company’s Chief Executive Officer and Chief Financial Officer. The Code of Business Conduct and Ethics covers such topics as conflicts of interest, insider trading, competition and fair dealing, discrimination and harassment, health and safety, confidentiality, payments to governmental personnel and compliance procedures. The Code of Business Conduct and Ethics is posted on the Company’s website at www.crowncrafts.com. In addition, the Company has also adopted a Code of Conduct for Directors, which is also posted on the Company’s website at www.crowncrafts.com.

Board Committees

During fiscal year 2020, the Board had the following standing committees: audit committee, compensation committee, nominating and corporate governance committee, and capital committee. The responsibilities assigned by the Board to each of these committees are briefly described below.

Audit Committee. The audit committee is currently comprised of three members, none of whom is a current or former employee of the Company or any of its subsidiaries and all of whom are, in the opinion of the Board, free from any relationship that would interfere with the exercise of their independent judgment in the discharge of the audit committee’s duties. See “Report of the Audit Committee.” The current members of the audit committee are Donald Ratajczak (Chair), Sidney Kirschner and Patricia Stensrud. The audit committee has adopted a formal, written charter, which has been approved by the full Board and which specifies the scope of the audit committee’s responsibilities and how it should carry them out. The complete text of the audit committee charter is available on the Company’s website at www.crowncrafts.com.

The audit committee represents the Board in discharging its responsibility relating to the accounting, reporting and financial practices of the Company and its subsidiaries. Its primary functions include monitoring the integrity of the Company’s financial statements and system of internal controls and the Company’s compliance with regulatory and legal requirements; monitoring the independence, qualifications and performance of the Company’s independent auditor; and providing a line of communication among the independent auditor, management and the Board.

Compensation Committee. The compensation committee is currently comprised of three directors, Zenon S. Nie (Chair), Sidney Kirschner and Patricia Stensrud, none of whom is a current or former employee of the Company or any of its subsidiaries and all of whom are, in the opinion of the Board, free from any relationship that would interfere with the exercise of their independent judgment in the discharge of the compensation committee’s duties. The compensation committee has adopted a formal, written charter, which has been approved by the full Board and which specifies the scope of the compensation committee’s responsibilities and how it should carry them out. The complete text of the compensation committee charter is available on the Company’s website at www.crowncrafts.com. The duties of the compensation committee are generally to establish the compensation for the Company’s executive officers and to act on such other matters relating to compensation as it deems appropriate, including an annual evaluation of the Company’s Chief Executive Officer and the design and oversight of all compensation and benefit programs in which the Company’s employees and officers are eligible to participate.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee is currently comprised of three directors, Zenon S. Nie (Chair), Sidney Kirschner and Donald Ratajczak, none of whom is a current or former employee of the Company or any of its subsidiaries and all of whom are, in the opinion of the Board, free from any relationship that would interfere with the exercise of their independent judgment in the discharge of the nominating and corporate governance committee’s duties. The nominating and corporate governance committee has adopted a formal, written charter, which has been approved by the full Board and which specifies the scope of the nominating and corporate governance committee’s responsibilities and how it should carry them out. The complete text of the nominating and corporate governance committee charter is available on the Company’s website at www.crowncrafts.com.

The nominating and corporate governance committee has the general responsibility for overseeing the Company’s corporate governance practices and for identifying, reviewing and recommending to the Board individuals to be nominated for election to the Board. The nominating and corporate governance committee will also consider any director candidate proposed in good faith by a stockholder of the Company. To do so, a stockholder should send the director candidate’s name, credentials, contact information and his or her consent to be considered as a candidate to the Company’s Corporate Secretary. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership (how many shares of Common Stock the proposing stockholder owns and how long such shares have been held), as well as any other information required by the Company’s bylaws.

Capital Committee. The capital committee is currently comprised of four directors, Patricia Stensrud (Chair), E. Randall Chestnut, Zenon S. Nie and Donald Ratajczak. With the exception of Mr. Chestnut, none of the directors is a current or former employee of the Company or any of its subsidiaries, and such directors, in the opinion of the Board, are free from any relationship that would interfere with the exercise of their independent judgment in the discharge of the capital committee’s duties. The capital committee has adopted a formal, written charter, which has been approved by the full Board and which specifies the scope of the capital committee’s responsibilities and how it should carry them out. The complete text of the capital committee charter is available on the Company’s website at www.crowncrafts.com. The capital committee is responsible for overseeing and making recommendations with respect to certain capital market transactions, including stock repurchases and dividend payments.

Board and Committee Meetings

The following table provides a summary of the membership of the Board and its committees since the beginning of fiscal year 2020, together with information regarding the number of meetings held during fiscal year 2020.

Director Name	Independent Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Capital Committee
Randall Chestnut	No				✔
Sidney Kirschner	Yes	✔	✔	✔
Zenon S. Nie	Yes		✔*	✔*	✔
Donald Ratajczak	Yes	✔*		✔	✔
Patricia Stensrud	Yes	✔	✔		✔*
Number of Meetings(4)		4(1)	5	2	4

* Chair

1 Executive sessions were held with the Company’s independent auditor at each of these meetings.

The Board met six times during fiscal year 2020. Each director attended all of the meetings of the Board and committees of which he or she was a member during fiscal year 2020. All Board members attended the Company’s annual meeting of stockholders held in 2019, and all members of the Board have been requested to attend the Annual Meeting. Although the Company has no formal policy with respect to Board members’ attendance at the Company’s annual meeting of stockholders, it is customary for all Board members to attend.

Identifying and Evaluating Nominees

With respect to the nomination process, the nominating and corporate governance committee reviews the composition and size of the Board to ensure that it has the proper expertise and independence; determines the criteria for the selection of Board members and Board committee members; establishes criteria for qualifications as independent directors, consistent with applicable laws and listing standards; maintains a file of suitable candidates for consideration as nominees to the Board; reviews Board candidates recommended by stockholders in compliance with all director nomination procedures for stockholders; and recommends to the Board the slate of nominees of directors to be elected by the stockholders and any directors to be elected by the Board to fill vacancies.

The nominating and corporate governance committee will evaluate candidates for election to the Board based on their financial literacy, business acumen and experience, independence, and willingness, ability and availability for service. This may include consideration of factors such as the following:

●

whether the potential nominee has leadership, strategic or policy-setting experience in a complex organization, including not only a corporate organization but also any governmental, educational or other non-profit organization;

●

whether the potential nominee has experience and expertise that is relevant to the Company’s business, including any specialized business experience, technical expertise or industry expertise, and whether the potential nominee has knowledge regarding issues affecting the Company;

●	whether the potential nominee is highly accomplished in his or her respective field;

●	whether the potential nominee has high ethical character and a reputation for honesty, integrity and sound business judgment;

●

whether the potential nominee is free of any conflict of interest or the appearance of any conflict of interest and whether he or she is willing and able to represent the interests of all stockholders;

●	any factor affecting the ability or willingness of the potential nominee to devote sufficient time to the Board’s activities and to enhance his or her understanding of the Company’s business; and

●	how the potential nominee would contribute to diversity, with a view toward the needs of the Board as a whole.

Additionally, with respect to an incumbent director whom the nominating and corporate governance committee is considering as a potential nominee for re-election, the nominating and corporate governance committee will review and consider the incumbent director’s service during his or her term, including the number of meetings attended, level of participation and overall contribution to the Company. The manner in which the nominating and corporate governance committee evaluates a potential nominee will not differ based on whether the potential nominee is recommended by a stockholder.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees, although the committee and the Board are committed to a diversified membership. When identifying and recommending director nominees, the members of the committee generally view diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint and perspective, professional experience, education, skill and other qualities or attributes that together contribute to the functioning of the Board.

Board Leadership Structure

The Board believes that having a single leader serving as Chairman of the Board and Chief Executive Officer, together with an experienced and engaged Lead Director, is the most appropriate leadership structure for the Board at this time.

Combining the roles of Chairman of the Board and Chief Executive Officer makes clear that the person serving in these roles has primary responsibility for managing the Company’s business, subject to the oversight and review of the Board. Under this structure, E. Randall Chestnut, the current Chairman of the Board and Chief Executive Officer, chairs Board meetings, where the Board discusses strategic and business issues. The Board believes that this approach is preferable because the Chief Executive Officer is the individual with primary responsibility for implementing the Company’s strategy, directing the work of other officers and leading implementation of the Company’s strategic plans as approved by the Board. This structure creates a single leader who is directly accountable to the Board and, through the Board, to stockholders, and enables the Chief Executive Officer to act as the key link between the Board and other members of management. In addition, Mr. Chestnut personally brings to the combined role of Chairman of the Board and Chief Executive Officer a long history with the Company.

Because the Board also believes that strong, independent Board leadership is a critical aspect of effective corporate governance, the Board has established the position of Lead Director. The Lead Director, who must be independent, is elected by the independent directors. The Lead Director presides over executive sessions of the independent directors, consults with the Chairman of the Board, oversees the flow of information to the Board and acts as liaison between the non-employee directors and management. As the primary interface between the Chief Executive Officer and the Board, the Lead Director provides a valuable counterweight to the combined Chairman of the Board and Chief Executive Officer role. The Lead Director also serves as a focal point for the independent directors, thereby enhancing and clarifying the Board’s independence from management. Zenon S. Nie currently serves as the Lead Director.

Role in Risk Oversight

As noted above, the Company’s business and affairs are managed under the direction of its Board. This includes the Board’s overseeing the type and amount of risk undertaken by the Company. In discharging its oversight responsibilities, the Board relies on a combination of the business experience of its members and the expertise and business experience of the Company’s officers and employees, as well as, from time to time, advice of various consultants and experts. An appropriate balancing of risks and potential rewards with the long-term goals of the Company is, and historically has been, implicit in the decisions and policies of the Board. Because risk oversight is so thoroughly made a part of all Board deliberations and discussions, no special provision has been made for that oversight in the Board’s leadership structure, except in connection with the role of the audit committee, which has responsibility for overseeing the Company’s risk management programs and policies.

The audit committee focuses on financial reporting risk, oversees the entire audit function and evaluates the effectiveness of internal and external audit efforts. It receives reports from management regularly regarding the Company’s assessment of risks and the adequacy and effectiveness of internal control systems. The audit committee reports regularly to the full Board and is required by its charter to discuss at least annually with management and the Company’s independent auditor the adequacy of the Company’s risk management programs and policies, including any recommendations the committee may have for improvements in those areas.

Compensation Committee Interlocks and Insider Participation

During the fiscal year 2020, Messrs. Nie and Kirschner and Ms. Stensrud served as members of the compensation committee. None of them is or has been an officer or employee of the Company.

Communication with the Board and its Committees

Any stockholder may communicate with the Board by directing correspondence to the Board, any of its committees or one or more of its individual members, in care of the Company’s Corporate Secretary, at Crown Crafts, Inc., P.O. Box 1028, Gonzales, Louisiana 70707.

PROPOSAL 1 – ELECTION OF DIRECTORS

Election of Directors

The Company has a classified Board currently consisting of one Class I director (E. Randall Chestnut), two Class II directors (Sidney Kirschner and Zenon S. Nie) and two Class III directors (Donald Ratajczak and Patricia Stensrud). At each annual meeting of stockholders, directors are duly elected for a full term of three years to succeed those directors whose terms are expiring. The Class I director currently serves until the Company’s annual meeting of stockholders to be held in 2022, and the Class II and Class III directors currently serve until the Company’s annual meetings of stockholders to be held in 2021 and 2020, respectively.

Pursuant to the Company’s bylaws, the Board has fixed its membership at five directors.

At the Annual Meeting, two Class III directors will be elected to hold office until the Company’s annual meeting of stockholders to be held in 2023. The Board has nominated Donald Ratajczak and Patricia Stensrud for re-election to the Board as Class III nominees. Dr. Ratajczak and Ms. Stensrud have consented to serve and be named in this Proxy Statement and will serve as directors, if elected, for their term and until their successors shall be elected and shall qualify, except as otherwise provided in the Company’s bylaws.

If you properly grant your proxy and submit it to the Company in time to vote, the proxy holder will vote your shares “for” the election of Dr. Ratajczak and Ms. Stensrud unless you have specifically indicated by proper proxy that your shares should be withheld from voting for either or both of them. Proxies cannot be voted at the Annual Meeting for a greater number of persons than the number of nominees named.

Class III Nominees

The following persons are nominees for Class III directorships with a term ending in 2023:

Name	Age	Director Service
Donald Ratajczak	77	2001 – present
Patricia Stensrud	72	2011 – present

Dr. Donald Ratajczak recently retired as the consulting economist, having served in such role from 1983 until 2018 for various financial institutions/investment banks, most recently Raymond James. He served from 2000 to 2003 as the Chairman and Chief Executive Officer of Brainworks Ventures, Inc., an enterprise development company he founded in 2000. He is also Regent’s Professor Emeritus at the Robinson College of Business at Georgia State University.  From 1997 to 2000, he was Regent’s Professor of Economics at Georgia State University, and from 1973 to 1997, he was a Professor or Associate Professor in that department.  He is also the founder, and from 1973 to 2000 was the Director, of the Economic Forecasting Center at Georgia State University.  He was a director of Assurance America from 2003 until 2015, Citizens Bancshares from 2003 until 2014, and Ruby Tuesday from 1981 until 2012.

Patricia Stensrud has served since 2016 as a Managing Director with Avalon Securities, a New York-based boutique investment bank where she provides financial and strategic business advisory services to middle-market companies with clients encompassing a mix of private and public companies as well as private equity funds in domestic and international markets. She is also is the Founder and Managing Partner of Hudson River Partners, LLC, an advisory and real estate investment firm. Her C-suite operating background covers a range of industry sectors. From May 2011 through November 2015, Ms. Stensrud served as President of A&H Worldwide, a leading packaging company with global operations in the United States, China and the United Kingdom.  Between December 2005 and December of 2010, through Hudson River Partners, her focus was on M&A activity within the fashion and accessories industry. From January 2005 until November 2005, she worked with Tommy Hilfiger USA where she served as President of the Women’s Sportswear Division prior to relocation of the company’s headquarters to Amsterdam. Prior to that she was Chief Executive Officer of Victoria + Co, a division of Jones Apparel Group in addition to having held leadership positions with Avon Products and IBM.  Ms. Stensrud served as a member of the board of directors of Christopher & Banks Corporation from 2011 through June of 2016, and is Board Chair Emeritus for the Girl Scouts Council of Greater New York. She is a recognized National Association of Corporate Directors (“NACD”) Board Leadership Fellow.

Recommendation of the Board of Directors

The Board unanimously recommends a vote “FOR” each of the Class III nominees disclosed above. Proxies will be voted “FOR” the election of these nominees unless otherwise specified.

Continuing Directors

The following persons are the Class I and Class II directors of the Company, with terms expiring as set forth below:

Director	Age	Director Service	Director Class	Expiration of Current Term
E. Randall Chestnut	72	1995 – present	I	2022
Sidney Kirschner	85	2001 – present	II	2021
Zenon S. Nie	69	2001 – present	II	2021

E. Randall Chestnut joined the Company in January 1995 as Vice President, Corporate Development. Since then, he has been an executive of the Company, and in July 2001, he was elected President, Chief Executive Officer and Chairman of the Board.

Sidney Kirschner has served as Executive Vice President of Piedmont Healthcare and Chief Philanthropy Officer of the Piedmont Healthcare Foundation since 2010. Mr. Kirschner previously served as Head of School at the Alfred & Adele Davis Academy from 2007 to 2010 and as Chairman of the Board, President and Chief Executive Officer of Northside Hospital, Atlanta, Georgia, from 1992 to 2004.  From 1987 to 1992, he served as Chairman of the Board, Chief Executive Officer and President of National Service Industries, Inc., formerly a Fortune 500 company listed on the New York Stock Exchange.  Mr. Kirschner has served on the board of directors of numerous community organizations.  He is a member of the board of directors of Superior Uniform Group, Inc. and Cleveland Group, Inc.

Zenon S. Nie has served since 2001 as Chairman of the Board, President and Chief Executive Officer of the CEO Advisory Board LLC, a management consulting firm he founded in 2000, and since 2001 has also been an operating partner in Tri-Artisan Partners, which merged with Morgan Joseph to form Morgan Joseph TriArtisan LLC in January 2011.  From 1993 to 2000, he was Chairman of the Board, President, Chief Executive Officer and Chief Operating Officer of Simmons Company, a billion-dollar international manufacturer and distributor of mattresses.  From 1991 to 1993, he was President of the Consumer Home Fashion division of the Bibb Company, which included the Juvenile Products textile division. Prior to that, he was President of Serta Incorporated and held other senior executive positions at both Serta and Sealy Incorporated over the previous 13 years. Mr. Nie has earned the CERT Certificate in Cybersecurity Oversight for directors from the Software Engineering Institute at Carnegie Mellon University and is a NACD Leadership Fellow.

Director Qualifications

The directors believe that their combined business and professional experience and expertise makes them a valuable resource to management and qualifies them for service on the Board. Many of the Company’s current directors, including Messrs. Kirschner, Nie and Ratajczak, have served on the Board since the reorganization of Crown Crafts in 2001. Mr. Chestnut has been with the Company, including serving as a director, for 25 years. During their tenures, these directors and nominees have gained considerable institutional knowledge about the Company, its operations and its industry, which has made them effective directors. Continuity of service and this development of institutional knowledge help make the Board more efficient and effective at developing long-range plans than it would be if there were frequent turnover in Board membership.

As noted above, Mr. Chestnut is the Company’s longest-tenured director. His perspective with respect to the Company’s progress and past challenges as both a director and an officer of the Company is essential when the Board is evaluating issues and risks facing the Company. His knowledge and understanding of the industry and its key players, including suppliers and customers, make Mr. Chestnut an invaluable resource for the Board.

Mr. Kirschner brings to the Company a valuable understanding of its opportunities and the challenges it faces. During a successful and varied career, he has held top executive officer positions with a former Fortune 500 company and has served on the boards of other successful companies, including companies in the textile and manufacturing industries.

Mr. Nie is a key voice on the Board with respect to strategy and growth. During his varied career, he has gained valuable perspective on management matters, having served in top executive positions with other manufacturing companies.

Dr. Ratajczak is a leading economist who is regularly called on to provide advice and guidance with respect to financial and economic matters. His considerable expertise and experience in these areas combine with his understanding of the Company’s operations to make him a significant contributor to the Board.

Ms. Stensrud brings to the Company extensive experience in the consumer goods and apparel industries. Her experience provides the Company with added insight into the views of retailers and suppliers alike and enables Ms. Stensrud to offer a unique and valuable perspective to the Board.

COMPENSATION OF DIRECTORS

Each non-employee director is paid an annual retainer of $40,000, with no additional Board meeting fees paid. The Lead Director is paid an additional $20,000 for his service in that position. Additional annual retainers are paid to committee chairs as follows: (i) audit committee chair, $12,000; (ii) compensation committee chair, $10,000; and (iii) nominating and corporate governance and capital committee chairs, $4,500 each. Each non-employee director receives a cash fee of $1,000 for each committee meeting attended, and each non-employee director also received a restricted stock grant in August 2019 of 11,628 shares of Common Stock. Directors who are employees of the Company or its subsidiaries do not receive any compensation for their service as directors.

The following table sets forth information regarding compensation earned by or paid to the Company’s non-employee directors for fiscal year 2020.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	All Other Compensation	Total
Sidney Kirschner	$58,000	$60,000	-	$118,000
Zenon S. Nie	$89,500	$60,000	-	$149,500
Donald Ratajczak	$62,000	$60,000	-	$122,000
Patricia Stensrud	$57,500	$60,000	-	$117,500

(1)	Includes fees earned in fiscal year 2020 but paid in fiscal years 2020 and 2021.

(2)

Stock awards consist of awards of unvested stock granted on August 14, 2019. The dollar amounts reported in the table above reflect the aggregate grant date fair value of these shares computed in accordance with FASB ASC Topic 718 using the closing price of the Common Stock of $5.16 per share as reported on Nasdaq on the date of grant. These amounts may not correspond to the actual value that will be recognized by the directors. The shares vest in equal installments over a two-year period.

EXECUTIVE COMPENSATION

Executive Officers

Executive officers of the Company are elected or appointed by the Board and hold office until their successors are elected or until their earlier death, resignation or removal, subject to the terms of applicable employment agreements. See “ - Employment, Severance and Compensation Arrangements.” The executive officers of the Company are as follows:

Name	Age	Position With Company
E. Randall Chestnut (1)	72	Chairman of the Board, President and Chief Executive Officer
Olivia W. Elliott (2)	51	Vice President and Chief Financial Officer
Donna E. Sheridan (3)	56	President and Chief Executive Officer, NoJo Baby & Kids, Inc. (“NoJo”)

(1)	Information about the business experience of Mr. Chestnut is set forth under “Proposal 1- Election of Directors - Continuing Directors” above.

(2)

Ms. Elliott joined the Company in November 2001 as Secretary and Treasurer and was promoted to her current position in September 2008. She began her career in public accounting in 1991 with Deloitte & Touche LLP, where she worked for more than three years, after which she worked for seven years in finance and treasury functions with two public companies.

(3)

Ms. Sheridan joined NoJo in January 2019. She was previously Senior Vice President at Lambs & Ivy for eight years. Prior to that, she served as General Manager for Disney Consumer Products over Soft Lines for North America and had previously held numerous other roles with the Walt Disney Company over a fourteen-year period, including brand management, merchandising and director roles.

Compensation Discussion and Analysis

The compensation committee of the Board has overall responsibility for establishing, implementing and monitoring the Company’s compensation structure, policies and programs. The compensation committee oversees the design and implementation of strategic compensation programs for the Company’s executive officers and is responsible for assessing and approving the total compensation paid to the Company’s Chief Executive Officer and his compensation recommendations for other executive officers and for determining whether the compensation paid under the Company’s programs is fair, reasonable and competitive. The compensation committee’s chair regularly reports to the Board on compensation committee actions and recommendations. The compensation committee has authority to retain (at the Company’s expense) outside counsel, compensation consultants and other advisors to assist as needed.

The individuals who served as the Company’s Chief Executive and Chief Financial Officers during fiscal year 2020, as well as the other individual included in the “- Summary Compensation Table” below, are referred to individually, as an “executive,” and collectively, as the “named executive officers.” With respect to the named executive officers, this Compensation Discussion and Analysis identifies the Company’s current compensation philosophy and objectives and describes the various methodologies, policies and practices for establishing and administering the compensation programs of the named executive officers.

Compensation Philosophy and Objectives

The compensation committee believes that the most effective executive compensation programs are those that align the interests of the Company’s executive officers with those of its stockholders. The compensation committee further believes that a properly structured compensation program will attract and retain talented individuals and motivate them to drive stockholder value and achieve specific short- and long-term strategic objectives and that a significant percentage of executive pay should be based on the principle of pay-for-performance. However, the compensation committee also recognizes that the Company must maintain its ability to attract highly talented executives. For this reason, an important objective of the compensation committee is to ensure that the Company’s compensation program is competitive with its peer-group companies (the “compensation peer group”).

The Company’s executive compensation program is designed to provide:

●	levels of base compensation that are competitive with comparable companies;

●	annual incentive compensation that varies in a manner consistent with the achievement of individual performance objectives and financial results of the Company;

●	long-term incentive compensation that focuses executive efforts on building stockholder value through meeting longer-term financial and strategic goals; and

●	executive benefits that are meaningful and competitive with comparable companies.

In designing and administering the Company’s executive compensation program, the compensation committee attempts to strike an appropriate balance among these various elements. The compensation committee considers the pay practices of the compensation peer group to determine the appropriate pay mix and compensation levels. With respect to performance-based pay, the compensation committee believes that executive compensation should be closely tied to the financial and operational performance of the Company, as well as to the individual performance and responsibility level of the named executive officers. The compensation committee also believes that the Company’s executive compensation program should include a significant equity-based component because it best aligns the executives’ interests with those of the Company’s stockholders. For purposes of retention, the compensation committee believes that the equity-based component should have meaningful conditions to encourage valued employees to remain in the employ of the Company. Finally, the compensation committee also considers other forms of executive pay as a means to attract, retain and motivate highly qualified executives.

Methodology for Establishing Compensation

The compensation committee is comprised of three independent directors, all of whom satisfy the Nasdaq listing requirements and relevant SEC regulations. There are no interlocking relationships between any member of the compensation committee and any of our executive officers. None of the compensation committee members is an officer, employee or former officer or employee of the Company.

The compensation committee is responsible for all compensation decisions for the Chief Executive Officer and other named executive officers. The Chief Executive Officer annually reviews the performance of the other named executive officers, including consideration of market pay practices of the compensation peer group in conjunction with both Company and individual performance. The conclusions and recommendations of the Chief Executive Officer are presented to the compensation committee for approval. The compensation committee has absolute discretion as to whether it approves the recommendations of the Chief Executive Officer or makes adjustments, as it deems appropriate.

The Elements of Compensation

Total direct compensation includes cash, in the form of base salary and annual incentives, and long-term equity incentives. The compensation committee evaluates the mix between these three elements based on the pay practices of comparable companies.

The companies included in the compensation peer group are selected primarily on the basis of their comparability to the Company based on size, as measured through annual revenue, market capitalization and other financial measures. Although the compensation committee also considers and reviews information from proxy statements and other relevant survey data, it particularly focuses on the practices of the compensation peer group in considering compensation levels for the Company’s Chief Executive Officer and the other named executive officers. The compensation committee considers the opinions and recommendations of the Chief Executive Officer and various outside advisers and strives to be fully informed in its determination of the appropriate compensation mix and award levels for the named executive officers. All compensation decisions take into consideration the compensation committee’s guiding principles of fairness to employees, retention of talented executives and fostering improved Company performance, which it believes will ultimately benefit the Company’s stockholders. With respect to the named executive officers, the following table and text describe in greater detail the objectives and policies behind the various elements of the compensation mix.

Component	Type	Objectives
Base Salary	Fixed	• Attract and retain executives • Compensate executive for level of responsibility and experience
Annual Incentive Bonus	Variable	• Reward meaningful contributions to the Company’s profitability • Reward achievement of the Company’s annual financial and operational goals • Promote accountability and strategic decision-making
Long-Term Incentive Awards	Variable

• Align management and stockholder goals by linking management compensation to stock price over extended period

• Encourage long-term, strategic decision-making

• Reward achievement of long-term company performance goals

• Promote accountability

• Retain key executives

Broad-Based Benefits Programs	Fixed	• Foster the health and well-being of executives • Attract and retain executives • Reward employee loyalty and long-term service

Base Salary. It is the Company’s philosophy that employees be paid a base salary that is competitive with the salaries paid by comparable organizations based on each employee’s experience, performance and geographic location. Generally, the Company has chosen to position cash compensation at close to market median levels in order to remain competitive in attracting and retaining executive talent. The allocation of total cash between base salary and incentive bonus awards is based on a variety of factors. The compensation committee considers a combination of the executive’s performance, the performance of the Company and the individual business or corporate function for which the executive is responsible, the nature and importance of the position and role within the Company, the scope of the executive’s responsibility and the current compensation package in place for the executive, including the executive’s current annual salary and potential bonus awards under the Company’s short-term incentive plan.

The compensation committee generally evaluates executive salaries annually. An analysis of executive compensation indicated that base salaries for the named executive officers were generally positioned at the market median. During fiscal year 2020, based in part on information provided previously by an independent compensation consultant, as well as the compensation committee’s own assessment of the information and factors described above, the compensation committee determined to increase the base salary of Ms. Elliott incrementally to maintain market median levels.

Annual Incentive Bonus. The Company intends to continue its strategy of compensating the named executive officers through programs that emphasize performance-based incentive compensation. The Company’s short-term incentive compensation program is designed to recognize and reward executive officers and other employees who contribute meaningfully to the Company’s profitability and increase in stockholder value.

In general, the funding of the annual incentive bonus pool is dependent upon earnings before interest, taxes, depreciation and amortization (after deducting incentive compensation) of the Company and its subsidiaries. If the plan is fully funded, each named executive officer has the ability to receive the target bonus payout. The percentage of the target bonus actually paid to each named executive officer depends on the goal attainment levels. The threshold level of performance for funding the bonus pool is 90% of target, at which point the annual bonus pool is 5% funded.

For fiscal year 2020, the Company and one of its wholly-owned subsidiaries, Sassy Baby, Inc., achieved the maximum level of the performance target. NoJo achieved greater than the minimum, but less than the maximum level of the performance target. Accordingly, the bonus pool was partially funded. Bonus amounts will be paid in the second quarter of fiscal year 2021, but were expensed in fiscal year 2020, the fiscal year in which the bonuses were earned and to which the payments relate.

In July 2012, the Company also implemented a performance bonus plan, in which only Mr. Chestnut and Ms. Elliott were eligible to participate in fiscal year 2020, that provides for awards of shares of Common Stock in the event that the aggregate average market value of the Common Stock during the relevant fiscal year, plus the amount of regular cash dividends paid in respect of the Common Stock during such period, increases. In such event, Mr. Chestnut is eligible to receive an award equal in value to 5% of the amount of such increase (subject to a cap of $250,000 for fiscal 2015 and subsequent years), and Ms. Elliott is eligible to receive an award equal in value to 1% of the amount of such increase (subject to a cap of $125,000 for fiscal 2015 and subsequent years). Any shares of Common Stock issued in connection with this plan will be issued under the Company’s stockholder-approved 2014 Omnibus Equity Compensation Plan (the “2014 Plan”), or any other equity-based plan or program of the Company approved by the stockholders of the Company and then in effect, will vest one-half on each of the one- and two-year anniversaries of the last day of the relevant performance period and will be subject to any additional terms and conditions that the compensation committee may determine. For fiscal year 2020, there were no stock awards pursuant to this bonus plan.  This bonus plan was terminated by the compensation committee in June 2020, and no additional awards will be made thereunder.

Long-Term Incentive Awards. Long-term incentive awards are the third component of the Company’s total compensation package. The compensation committee believes that equity-based compensation ensures that the Company’s officers have a continuing stake in the long-term success of the Company. Accordingly, the Company’s officers and certain other employees may participate in the 2014 Plan, which provides for grants of equity incentive awards, including stock options, stock units, stock awards, stock appreciation rights and other stock-based awards. Awards may be granted under the 2014 Plan from time to time until August 11, 2024, unless the 2014 Plan is terminated prior to that date. The compensation committee approves all awards under the 2014 Plan and acts as the administrator of the 2014 Plan.

Award levels under the 2014 Plan are determined based on the compensation practices of the compensation peer group. In general, long-term incentive awards are targeted at the median of the compensation peer group with appropriate adjustments for individual and Company performance, although past awards have generally been below market levels. Stock options granted under the 2014 Plan, as well as under the Company’s prior equity compensation plans, vest and become exercisable in equal installments over a two-year period from the grant date, have a 10-year term and have an exercise price equal to the fair market value of the Common Stock on the date of grant, and prior restricted stock awards have been subject to cliff vesting on the second, fourth or fifth anniversary of the date of grant. In the case of restricted stock, the shares are held by the Company’s transfer agent in escrow until restrictions lapse and the participant pays taxes on the value of the shares. Participants are entitled to any dividends payable on their restricted stock and to vote their shares. Restricted stock cannot be sold or transferred until the shares vest. Should a named executive officer leave the Company prior to the completion of the applicable vesting schedule, the unvested portion of the grant is forfeited.

Historically, the determination of whether equity compensation awards will be granted is made promptly following the preparation of the prior year’s audited financial statements because the awards are made (or not) based upon the compensation committee’s assessment of the Company’s overall performance for such period, as well as the compensation committee’s assessment of the individual’s overall performance over the same time. This determination is generally made considering the totality of the circumstances and not necessarily on the basis of one or more specified performance metrics.

Broad-Based Benefits Programs. The named executive officers are entitled to participate in the benefits programs that are available to all full-time employees. These benefits include health, dental, vision, disability and life insurance, paid vacation and Company contributions to a 401(k) profit-sharing retirement plan. The Company’s 401(k) plan provides for matching contributions by the Company in an amount equal to 100% of the first 2% of employee compensation deferred, plus 50% of the next 3% of employee compensation deferred. All employees age 18 and older are eligible to participate in the plan after two months of service.

Evaluation of Chief Executive Officer Compensation and Executive Performance

Compensation of Chief Executive Officer. The compensation committee meets with the other independent directors each year in executive session to evaluate the performance of the Company’s Chief Executive Officer. The compensation committee does not confer with the Chief Executive Officer or any other members of management when setting the Chief Executive Officer’s base salary. The compensation committee does not rely solely on predetermined formulas or a limited set of criteria when it evaluates the performance of the Chief Executive Officer and the other named executive officers.

Compensation of Other Named Executive Officers. The Chief Executive Officer met with the compensation committee to review his compensation recommendations for the other named executive officers. He described the findings of his performance evaluation of all such persons and provided the basis of his recommendations with the compensation committee, including the scope of each person’s duties, oversight responsibilities and individual objectives and goals against results achieved. In its analysis of the other named executive officers, the compensation committee applied the same rationale to this group as it applied when considering the Chief Executive Officer’s base salary. The compensation committee also considered the pay practices of the compensation peer group and information provided previously by an independent compensation consultant.

Administrative Policies and Practices. To evaluate and administer the compensation programs of the Chief Executive Officer and other named executive officers, the compensation committee meets periodically each year in conjunction with regularly scheduled Board meetings. The compensation committee also holds special meetings and meets telephonically to discuss extraordinary items.

Employment, Severance and Compensation Arrangements

The Company has entered into employment agreements with each of the named executive officers and has also entered into a severance protection agreement with Mr. Chestnut. A summary of the terms of these agreements is set forth below.

E. Randall Chestnut. The Company entered into an employment agreement with Mr. Chestnut effective as of July 23, 2001, pursuant to which Mr. Chestnut has agreed to serve as President, Chief Executive Officer and Chairman of the Board of the Company. The initial term of Mr. Chestnut’s employment agreement expired March 31, 2004; however, the agreement currently renews automatically on a monthly basis unless either party gives the other party one year’s advance notice of non-renewal.

Mr. Chestnut’s employment agreement provides for an annual salary, subject to annual review and upward adjustment, and cash bonuses based on the Company’s achievement of performance criteria established by the compensation committee, as well as other benefits under programs adopted by the Company from time to time. Mr. Chestnut’s employment agreement also contains one-year post-employment non-competition provisions, one-year post-employment customer non-solicitation provisions and two-year post-employment employee non-solicitation provisions.

The Company entered into an amended and restated severance protection agreement with Mr. Chestnut effective as of April 20, 2004. This agreement provides for a two-year term renewable annually (so as to always be effective for two years after each renewal date), unless either party notifies the other of non-renewal in a timely manner, and provides Mr. Chestnut with certain benefits upon the termination of his employment. These benefits are discussed in the section of this Proxy Statement entitled “ - Potential Payments Upon Termination or Change in Control.”

Olivia W. Elliott. The Company entered into an employment agreement with Ms. Elliott effective as of November 6, 2008, pursuant to which Ms. Elliott has agreed to serve as Vice President and Chief Financial Officer of the Company. The initial term of Ms. Elliott’s employment agreement expired November 6, 2009; however, the agreement renews automatically on a daily basis unless either party gives the other party one year’s advance notice of non-renewal.

Ms. Elliott’s employment agreement provides for an annual salary, subject to annual review and upward adjustment, and cash bonuses based on the Company’s achievement of performance criteria established by its Board, as well as other benefits under programs adopted by the Company from time to time. Ms. Elliott’s employment agreement also contains one-year post-employment non-competition provisions, one-year post-employment customer non-solicitation provisions and two-year post-employment employee non-solicitation provisions. The agreement also provides Ms. Elliott with certain benefits upon the termination of her employment. These benefits are discussed in the section of this Proxy Statement entitled “ - Potential Payments Upon Termination or Change in Control.”

Donna E. Sheridan. NoJo entered into an employment agreement with Ms. Sheridan effective as of January 18, 2019, pursuant to which Ms. Sheridan has agreed to serve as President and Chief Executive Officer of NoJo. The initial term of Ms. Sheridan’s employment agreement expired December 31, 2019; however, beginning on February 1, 2019 and continuing on the first day of each calendar month thereafter, the term of the agreement will be extended automatically for one additional calendar month so that such term will always be for one full year, unless either party provides notice to the other at any time that the term shall not be further extended and shall terminate at the end of the one-year period following such notice.

Ms. Sheridan’s employment agreement provides for an annual salary, subject to annual review and upward adjustment, and cash bonuses based on the Company’s achievement of performance criteria established by the compensation committee, as well as other benefits under programs adopted by the Company from time to time. It also contains one-year post-employment non-competition, customer non-solicitation and employee non-solicitation provisions. The agreement also provides Ms. Sheridan with certain benefits upon the termination of her employment. These benefits are discussed in the section of this Proxy Statement entitled “ - Potential Payments Upon Termination or Change in Control.”

Stock Ownership Guidelines

The Board has implemented stock ownership guidelines for directors and the Company’s Chief Executive Officer and the Chief Financial Officer. Under those guidelines, (i) directors are expected to hold a minimum of 35,000 shares of the Common Stock, (ii) the Chief Executive Officer is expected to hold shares of Common Stock having a value equal to not less than two times his annual salary, and (iii) the Chief Financial Officer is expected to hold shares of Common Stock having a value equal to not less than the amount of her annual salary. Neither the Board nor the compensation committee has implemented stock ownership guidelines for other officers. The compensation committee, however, continues to periodically review best practices and re-evaluate whether additional stock ownership guidelines are consistent with the compensation philosophy of the Company and with the interests of its stockholders.

Insider Trading Policy

The Board has adopted an insider trading policy which is applicable to Board members and the officers and other employees of the Company and its subsidiaries. Under the policy, no Board member or any officer or other employee (or any other person designated by the policy or by the Company’s Compliance Officer as subject to the policy) who is aware of material nonpublic information relating to the Company may, directly or indirectly through family members or other persons or entities:

(i)	engage in transactions in the Company’s securities, except as otherwise specified in the policy;

(ii)	recommend the purchase or sale of any of the Company’s securities;

(iii)

disclose material nonpublic information about us to other persons, including friends, business associates and investors, unless any such disclosure is made in accordance with our policies regarding the protection, or authorized external disclosure, of such information; or

(iv)	assist anyone engaged in any of the above activities.

In addition, no Board member or any officer or other employee (or any other person designated by the policy or by the Company’s Compliance Officer as subject to the policy) who, in the course of working for us, learns of material nonpublic information about a company with which we do business, including one of our customers or suppliers, may trade in that company’s securities until the information becomes public or is no longer material.

To further ensure adherence with the policy, procedures applicable to Board members and our officers have been established for blackout periods with respect to quarterly trading restrictions as well as event-specific trading restriction periods. The policy provides guidance as to what constitutes material information and when information becomes public. The policy addresses transactions by family members and controlled entities, as well as other transactions which are prohibited, such as short-term trading, short sales, publicly trading in options, margin purchases and pledging. The policy discusses the consequences of an insider trading violation and additional procedures applicable to Board members and our officers. The policy requires all persons subject to the policy to provide written certification of their understanding of, and intent to comply with, the policy.

The policy also strongly discourages Board members and the officers and other employees of the Company and its subsidiaries from engaging in hedging or monetization transactions (including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds). Any person wishing to enter into such an arrangement must first submit the proposed transaction for approval by the Company’s Compliance Officer. Any request for pre-clearance of a hedging or similar arrangement must set forth the justification for the proposed transaction. The Company’s Compliance Officer has never approved, nor has received, a request for pre-clearance of a hedging or similar arrangement.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with the Company’s management and, based on such review and discussions, has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the

Compensation Committee:

Zenon S. Nie (Chair)

Sidney Kirschner

Patricia Stensrud

Summary Compensation and Other Tables

Summary Compensation Table. The following table sets forth all compensation paid or accrued during fiscal year 2020 and the fiscal year ended March 31, 2019 (“fiscal year 2019”) to the named executive officers.

Name and Principal Position	Fiscal Year	Salary	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
E. Randall Chestnut Chairman of the Board, President and Chief Executive Officer	2020 2019	$461,272 $463,500	$ - $ -	$ - $ -	$417,150 (1) $313,287 (2)	$24,321 (3) $22,282 (4)	$902,743 $799,069
Olivia W. Elliott Vice President and Chief Financial Officer	2020 2019	$294,712 $270,750	$ - $ -	$ - $ -	$180,000 (1) $127,853 (2)	$23,319 (5) $21,856 (6)	$498,031 $420,459
Donna E. Sheridan (7) President and Chief Executive Officer, NoJo	2020 2019	$298,558 $ 58,846	$ - $146,565 (8)	$ 5,915 (9) $ -	$125,720 (1) $ -	$26,365 (10) $ 2,455 (11)	$456,558 $207,866

(1)	Represents incentive bonus amounts earned in fiscal year 2020 but paid in fiscal year 2021.

(2)	Represents incentive bonus amounts earned in fiscal year 2019 but paid in fiscal year 2020.

(3)

Represents amounts paid by the Company on behalf of Mr. Chestnut as follows: (i) $14,599 in automobile expenses; and (ii) $9,722 in matching contributions to Mr. Chestnut’s account under the Company’s 401(k) retirement savings plan.

(4)

Represents amounts paid by the Company on behalf of Mr. Chestnut as follows: (i) $12,923 in automobile expenses; and (ii) $9,359 in matching contributions to Mr. Chestnut’s account under the Company’s 401(k) retirement savings plan.

(5)

Represents amounts paid by the Company on behalf of Ms. Elliott as follows: (i) $13,381 in automobile expenses; and (ii) $9,938 in matching contributions to Ms. Elliott’s account under the Company’s 401(k) retirement savings plan.

(6)

Represents amounts paid by the Company on behalf of Ms. Elliott as follows: (i) $12,380 in automobile expenses; and (ii) $9,476 in matching contributions to Ms. Elliott’s account under the Company’s 401(k) retirement savings plan.

(7)	Ms. Sheridan joined NoJo in January 2019.

(8)	Represents the aggregate grant date fair value of restricted stock granted in fiscal year 2019 computed in accordance with FASB ASC Topic 718. Shares are subject to vesting on January 18, 2021.

(9)

Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 8 to the Company’s audited consolidated financial statements for the fiscal year ended March 29, 2020, included in the Company’s Annual Report on Form 10-K filed with the SEC on June 10, 2020.

(10)

Represents amounts paid by the Company on behalf of Ms. Sheridan as follows: (i) $15,708 in automobile expenses; and (ii) $10,657 in matching contributions to Ms. Sheridan’s account under the Company’s 401(k) retirement savings plan.

(11)	Represents $2,455 paid by the Company on behalf of Ms. Sheridan for automobile expenses.

Outstanding Equity Awards at Fiscal Year-End. The following table sets forth information regarding the outstanding equity awards held by the named executive officers at March 29, 2020, the last day of fiscal year 2020.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (3)
E. Randall Chestnut	-	-	-	-	-	-
Olivia W. Elliott	-	-	-	-	-	-
Donna E. Sheridan	-	15,000 (1)	$ 4.76	6/13/2029	25,000 (2)	$ 118,750

(1)

Amounts shown are the number of shares underlying the options granted to the named executive officer on June 13, 2019. The options vest and become exercisable in equal installments over a two-year period.

(2)	Amount shown is the number of shares of unvested stock granted on January 18, 2019.

(3)	Market values shown are based on the closing price of the Common Stock of $4.75 per share as of March 27, 2020, as reported on Nasdaq.

Potential Payments Upon Termination or Change in Control

Each of the employment agreements between the Company (which, for purposes of this discussion, includes NoJo in the case of Ms. Sheridan’s employment) and the named executive officers requires the Company to make severance payments and provide severance benefits to the executive under certain circumstances if his or her employment with the Company is terminated other than for “Cause” or the executive’s death or disability. For purposes of the employment agreements with Mr. Chestnut and Ms. Elliott, a termination of employment is generally for “Cause” if the executive has been convicted of a felony or if the termination is evidenced by a resolution adopted in good faith by two-thirds of the Board that the executive: (i) intentionally and continually failed substantially to perform his or her reasonably assigned duties for a period of at least 30 days after a written notice of demand for substantial performance has been delivered to the executive; or (ii) intentionally engaged in illegal conduct or gross misconduct which results in material economic harm to the Company. Under Ms. Sheridan’s employment agreement, “Cause” exists if Ms. Sheridan: (i) is convicted of, pleads guilty or nolo contendere to, or confesses to any felony or any act of fraud, misappropriation, misrepresentation or embezzlement; (ii) has engaged in any dishonest act to the material damage or prejudice to the Company or its subsidiaries or in any conduct materially damaging to their property, business or reputation; (iii) has engaged in habitual substance abuse; (iv) breaches the terms of her employment agreement and fails, after notice, to timely cure such breach; (v) violates any rule, regulation or policy of the Company and fails, after notice, to timely cure such violation; or (vi) willfully and continually fails to substantially perform her duties and, fails, after notice, to timely cure such failure.

Under Mr. Chestnut’s employment agreement and severance protection agreement, if, during the two years following a “Change in Control,” he terminates his employment for “Good Reason” or for any reason during the 60-day period commencing 90 days after the occurrence of the Change in Control or if the Company terminates his employment other than for Cause, death or disability, then he will be entitled to receive the following payments, benefits and rights: (i) payment of three times his annual base salary (based upon the highest rate in effect on certain dates as set forth in the employment agreement); (ii) payment of three times the bonus amount previously paid to him (based upon the highest amount previously paid during certain periods as set forth in the employment agreement); (iii) for a period of three years, or such longer period as may be provided by the terms of the appropriate program, practice or policy, continuation on behalf of Mr. Chestnut, his dependents and beneficiaries of life insurance, disability, medical, dental and hospitalization benefits; (iv) payment of the excess retirement benefit he would have received had he remained employed for three additional years; (v) all of Mr. Chestnut’s outstanding incentive awards shall become fully vested and, if applicable, fully exercisable; (vi) Mr. Chestnut may require the Company to purchase within five days following his termination any shares of stock or shares purchased upon exercise of any options at a price equal to the fair market value of such shares on the date of purchase by the Company; (vii) payment of outplacement services up to $30,000; and (viii) payment of reasonable moving expenses. Mr. Chestnut’s severance protection agreement also provides that if any payment or benefit to which Mr. Chestnut is entitled pursuant to the agreement gives rise to excise tax liability for Mr. Chestnut under Section 4999 of the IRC, a tax gross-up will be provided to him by the Company so that he will receive the same after-tax payment as would have been the case if such payment or benefit were not subject to such excise tax.

Under Ms. Elliott’s employment agreement, if her employment is terminated by the Company without Cause or by her for Good Reason, then she is entitled to payment of the sum (i) her salary, perquisites and all other compensation other than bonuses for the greater of the remaining term of her employment agreement and one year; plus (ii) a bonus, which is required to be an amount equal to the highest annual bonus paid or payable to her in respect of any of the immediately preceding three full fiscal years. This amount is payable as well to Ms. Elliott if her respective employment agreement is not expressly assumed by any acquiror of the Company, whether by purchase, merger, consolidation or otherwise. Additionally, Ms. Elliott is entitled to provide notice of termination of her employment and receive the foregoing severance payments and benefits under the following circumstances: (i) if there occurs a Change in Control, and if at the time of such Change in Control, E. Randall Chestnut is not employed by the Company or any of its affiliates; or (ii) if there occurs a Change in Control and if Mr. Chestnut is so employed at the time of such Change in Control and at any time during the 150-day period immediately following the occurrence of such Change in Control, Mr. Chestnut shall no longer be employed by the Company or any of its affiliates for whatever reason.

For purposes of the employment agreements with Mr. Chestnut and Ms. Elliott, “Good Reason” generally means a good faith determination by the executive that, without the executive’s consent, any one or more of the following events or conditions has occurred:

●	the assignment to the executive of any duties inconsistent with the executive’s position, authority, duties or responsibilities;

●

a material reduction by the Company of the executive’s base salary or an adverse change in the eligibility requirements or performance criteria under any bonus, incentive or compensation plan, program or arrangement;

●	any failure to pay the executive any compensation or benefits to which the executive is entitled within five days of the date due;

●

with respect to Mr. Chestnut, a failure to increase his base salary at least annually at a percentage of base salary no less than the average percentage increases granted to him during the three fiscal years ended prior to a Change in Control;

●	the Company’s requiring the executive to be based anywhere other than within 50 miles of the executive’s job location (25 miles in the case of Mr. Chestnut), except for reasonably required travel;

●

the failure by the Company to continue in effect any pension, bonus, incentive, stock ownership, purchase, option, life insurance, health, accident disability, or any other employee benefit plan, program or arrangement, in which the executive participates, or the taking of any action by the Company that would adversely affect the executive’s participation or materially reduce the executive’s benefits under any of such plans;

●	the taking of any action by the Company that would materially adversely affect the physical conditions in or under which the executive performs his or her employment duties;

●	the insolvency or the filing of a petition for bankruptcy by the Company;

●	any purported termination of the executive’s employment for Cause by the Company which does not comply with the specified provisions governing a termination for Cause; or

●	any breach by the Company of any material provision of the executive’s employment agreement.

“Change in Control” under the Company’s employment agreement with Ms. Elliott generally means: (i) any transaction, whether by merger, consolidation, asset sale, tender offer, reverse stock split or otherwise, which results in the acquisition of beneficial ownership by any person or entity or any group of persons or entities acting in concert of 25% or more of the outstanding shares of Common Stock; (ii) the sale of all or substantially all of the assets of the Company; or (iii) the liquidation of the Company.

“Change in Control” under the Company’s severance protection agreement with Mr. Chestnut generally means any of the following:

●

an acquisition of any voting securities of the Company by any person immediately after which such person has beneficial ownership of 25% or more of the combined voting power of the Company’s then outstanding voting securities;

●

the individuals who as of the date of the severance protection agreement are members of the Board cease to constitute at least a majority of the members of the Board, provided that (i) if the election, or nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least a majority of the incumbent Board, such new director shall be considered as a member of the incumbent Board, and (ii) no individual shall be considered a member of the incumbent Board if such individual initially assumed office as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board or as a result of any agreement intended to avoid or settle any election or proxy contest; or

●	approval by stockholders of the Company of:

-	a merger, consolidation or reorganization involving the Company, unless such transaction is a “Non-Control Transaction,” which means a merger, consolidation or reorganization of the Company where:

-

the stockholders of the Company, immediately before such merger, consolidation or reorganization, own immediately following such transaction at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such transaction in substantially the same proportion as their ownership of the voting securities of the Company immediately before such transaction;

-

the individuals who were members of the incumbent Board immediately prior to the execution of the agreement providing for such transaction constitute at least a majority of the members of the board of directors of (i) the surviving corporation or (ii) a corporation beneficially owning a majority of the voting securities of the surviving corporation; and

-

no person other than (i) the Company, (ii) any subsidiary of the Company, (iii) any employee benefit plan maintained by the Company, the surviving corporation or any subsidiary, or (iv) any person who, immediately prior to such merger, consolidation or reorganization, had beneficial ownership of 25% or more of the then outstanding voting securities has beneficial ownership of 25% or more of the combined voting power of the surviving corporation’s then outstanding voting securities;

-	a complete liquidation or dissolution of the Company; or

-	an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any person (other than a transfer to a subsidiary).

Under Ms. Sheridan’s employment agreement, if Ms. Sheridan’s employment is terminated by NoJo without Cause or by her for Good Reason, then she is entitled to payment of (i) any accrued but unpaid salary through the end of the calendar month in which such termination occurs plus credit for any vacation earned but not taken, plus any bonus earned at the end of the prior fiscal year that has not been paid by the date of termination; and (ii) equal installment payments in accordance with normal payroll practices, which are in the aggregate equal to the sum of (A) her salary (at the rate in in effect as of the date of termination) and (B) the highest annual bonus paid or payable to her in respect of any of the three full fiscal years ended immediately prior to the date of termination. For purposes of her employment agreement, “Good Reason” exists if, without Ms. Sheridan’s consent: (i) she is required to relocate or otherwise establish her principal daily work location more than 50 miles from her current principal work location; (ii)  there is a material diminution in her authority, duties or responsibilities; or (iii) NoJo materially breaches the employment agreement.

The compensation committee has determined that the foregoing severance and change in control benefits are an important part of a competitive overall compensation arrangement for the named executive officers, are consistent with the objective of attracting, motivating and retaining highly talented executives and are important as a recruitment and retention device. The compensation committee also has concluded that change in control benefits help to secure the continued employment and dedication of the named executive officers, mitigate concern that they might have regarding their continued employment prior to or following a change in control and encourage independence and objectivity when considering possible transactions that may be in the best interests of the Company’s stockholders but may possibly result in the termination of their employment. Finally, the compensation committee has concluded that post-termination non-competition and non-solicitation covenants to which the named executive officers have agreed in their employment agreements in consideration for the Company providing these severance and change in control benefits are highly beneficial to the Company.

The compensation committee has determined that the payment or provision of the foregoing severance and change in control benefits is consistent with competitive practices for positions at the level of the named executive officers. The potential amount of such benefits that an executive may receive in the event of a change in control did not influence the compensation committee’s decisions regarding other compensation elements due to the fact that a change in control may never occur during the named executive officer’s term of employment.

REPORT OF THE AUDIT COMMITTEE

The audit committee of the Board is comprised of three directors, all of whom are independent, as defined by the listing standards of Nasdaq. The Board has determined that Donald Ratajczak is an audit committee financial expert within the meaning of regulations adopted by the SEC because of his accounting and related financial management expertise and experience. The audit committee has adopted a formal, written charter, which has been approved by the full Board and which specifies the scope of the audit committee’s responsibilities and how it should carry them out. The complete text of the audit committee charter is available on the Company’s website at www.crowncrafts.com.

The audit committee oversees the Company’s financial reporting process and internal control structure on behalf of the Board. Management is responsible for the preparation, presentation and integrity of the financial statements and the effectiveness of the Company’s internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for expressing an opinion as to the conformity of the Company’s consolidated financial statements with generally accepted accounting principles and as to the effectiveness of the Company’s internal control over financial reporting.

The audit committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the fiscal year ended March 29, 2020. The audit committee has discussed with KPMG, the Company’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board. In addition, KPMG has provided the audit committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG the firm’s independence from management and the Company.

Based on the aforementioned review and discussions with management and KPMG, the audit committee recommended to the Board that the Company’s audited consolidated financial statements be include in the Company’s Annual Report on Form 10-K for the fiscal year ended March 29, 2020.

This report has been submitted by the audit committee.

Donald Ratajczak (Chair)

Sidney Kirschner

Patricia Stensrud

The Report of the Audit Committee is not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by the Company under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates such information by reference.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG currently serves as the Company’s independent registered public accounting firm and conducted the audit of the Company’s consolidated financial statements for fiscal years 2020 and 2019. Although appointment of the independent registered public accounting firm of the Company is not required to be submitted to a vote of the stockholders of the Company for ratification under the laws of Delaware, the audit committee has recommended that the Board submit this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee of the Board will reconsider whether to retain KPMG and may retain that firm or another independent registered public accounting firm without resubmitting the matter to the stockholders of the Company for their approval. Even if the appointment is ratified, the audit committee of the Board may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of KPMG are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Principal Accountant’s Fees and Services

The following is a summary of the fees billed to the Company by KPMG for professional services rendered during the fiscal years 2020 and 2019:

Fee Category	Fiscal 2020 Fees	Fiscal 2019 Fees
Audit Fees(1)	$ 215,250	$ 205,000
Audit-Related Fees(2)	$ -	$ -
Tax Fees(3)	$ 142,830	$ 91,595
All Other Fees(4)	$ -	$ -
Total Fees	$ 358,080	$ 296,595

(1)

Audit fees consist of fees billed for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by such accountants in connection with statutory and regulatory filings or engagements.

(2)

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. There were no audit-related fees billed to the Company by KPMG in fiscal years 2020 or 2019.

(3)

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and custom and duties tax planning.

(4)

Other fees consist of fees for products and services other than the services reported above. There were no fees billed to the Company by KPMG in fiscal years 2020 or 2019 that are not included in the above classifications.

Pre-Approval Policies and Procedures

All services provided by KPMG are subject to pre-approval by the audit committee. Pre-approval may be provided for specific categories of services, limited to a specified budget amount, and may generally be given for up to one year. Before granting approval for additional services, or on a case-by-case basis as determined by the audit committee, the audit committee will require: (i) a detailed description of the proposed service; (ii) a statement from management as to why they believe KPMG is best qualified to perform the service; and (iii) an estimate of the fees to be incurred. Before granting its approval, the audit committee gives due consideration to whether approval of the relevant service will have a detrimental impact on the independence of KPMG.

All fees of KPMG in the preceding table were approved in accordance with the audit committee’s pre-approval policies and procedures.

Recommendation of the Board of Directors

The Board unanimously recommends a vote “FOR” the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending March 28, 2021. Proxies will be voted “FOR” the appointment of KPMG as the Company’s independent registered public accounting firm unless otherwise specified.

PROPOSAL 3 – APPROVAL, ON AN ADVISORY BASIS, OF COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Overview

Pursuant to Section 14A of the Exchange Act, which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), and the related rules of the SEC, stockholders of the Company are being asked to provide advisory approval of the compensation of the Company’s named executive officers, as it has been described in the “Executive Compensation” section of this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers and the philosophy, policies and practices described in this Proxy Statement. While this vote is advisory and not binding on the Company, it will provide the Company with information regarding investor sentiment about its executive compensation philosophy, policies and practices, which the compensation committee will be able to consider when determining executive compensation for the remainder of fiscal year 2021and beyond.

At the Company’s annual meeting of stockholders held in 2019, the stockholders voted, on an advisory basis, on the frequency of holding future advisory votes on the compensation of the Company’s named executive officers. After considering the results of that vote, the Board determined to include a say-on-pay proposal in the Company’s proxy materials every year until the next required advisory vote on the frequency of stockholder advisory votes on named executive officer compensation.

As described in detail under the heading “Executive Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation programs are designed to attract, motivate and retain the named executive officers, each of whom is critical to the Company’s success. Under these programs, the named executive officers are rewarded for the achievement of specific annual, long-term, strategic and corporate goals and the realization of increased stockholder value. Stockholders are encouraged to read the “Executive Compensation” section for additional details about the Company’s executive compensation programs, including information about the compensation of the named executive officers for the fiscal year 2020.

This say-on-pay proposal gives stockholders the opportunity to endorse or not endorse the overall executive compensation program as described in this Proxy Statement by voting for or against the following resolution:

“RESOLVED, that the Company’s stockholders approve the compensation of the named executive officers as described in this Proxy Statement under “Executive Compensation”, including the Compensation Discussion and Analysis, the compensation tables and related material.”

The vote by the stockholders will be a non-binding, advisory vote, meaning that the voting results will not be binding on the Company, the Board or the compensation committee or overrule or affect any previous action or decision by the Board or the compensation committee or any compensation previously paid or awarded. However, the Board and the compensation committee will take the voting results into account when determining executive compensation matters in the future.

Recommendation of the Board of Directors

The Board unanimously recommends a vote “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers as described in this Proxy Statement. Proxies will be voted “FOR” the approval of the compensation of the Company’s named executive officers unless otherwise specified.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, based upon publicly filed documents, regarding the number and percentage of shares of Common Stock that are deemed to be “beneficially owned” under the rules of the SEC, as of the Record Date, by (i) each director of the Company, (ii) each nominee for election as a director, (iii) the current executive officers of the Company named in the “Summary Compensation Table” included elsewhere herein, (iv) all executive officers and directors as a group and (v) all persons known to the Company who may be deemed beneficial owners of more than 5% of the outstanding shares of Common Stock.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Shares(2)
North Star Investment Management Corporation(3) 20 N. Wacker Drive Suite #1416 Chicago, Illinois 60606	896,694	8.80%
Rutabaga Capital Management LLC/MA(4) 64 Broad Street 3rd Floor Boston, Massachusetts 02109	761,234	7.47%
E. Randall Chestnut(5)	731,033	7.18%
Donald Ratajczak	148,779	1.46%
Zenon S. Nie(6)	143,991	1.41%
Olivia W. Elliott(7)	123,762	1.31%
Sidney Kirschner	97,628	*
Patricia Stensrud	54,378	*
Donna E. Sheridan(8)	32,500	*
All Executive Officers and Directors as a group (seven persons)	1,332,071	13.27%

* Less than 1%.

(1)	Under the rules of the SEC, the determination of “beneficial ownership” is based upon Rule 13d-3 under the Exchange Act. Under this rule, shares will be deemed to be “beneficially owned” where a person has, either solely or with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition, of shares, or where a person has the right to acquire any such power within 60 days after the date such beneficial ownership is determined. Except as otherwise specified, each beneficial owner has sole beneficial voting and investment power with respect to all shares of Common Stock indicated.

(2)	Percentage calculated based on 10,186,807 shares of Common Stock outstanding as of the Record Date.

(3)

Based on information contained in Form 13F filed by North Star Investment Management Corporation with the SEC on April 23, 2020, indicating sole dispositive power and sole voting power relative to 896,694 shares and 845,468 shares, respectively, of Common Stock as of March 31, 2020.

(4)

Based on information contained in Form 13F filed by North Star Investment Management Corporation with the SEC on May 15, 2020, indicating sole dispositive power and sole voting power relative to 761,234 shares of Common Stock as of March 31, 2020.

(5)	Includes 481,897 shares owned individually by Mr. Chestnut and 249,136 shares owned by a trust for the estate of his late wife.

(6)	Includes 15,128 shares owned individually by Mr. Nie and 128,863 shares owned by his wife.

(7)	Includes 132,762 shares owned individually by Ms. Elliott and 1,000 shares owned by her husband.

(8)	Includes 35,000 shares owned individually by Ms. Sheridan and options to purchase 7,500 shares of Common Stock.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act, requires the Company’s directors, executive officers and persons who own more than 10% of the Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. They are also required to furnish the Company with copies of all Section 16(a) forms they file with the SEC.

To the Company’s knowledge, based solely on its review of the copies of such reports furnished to it and written representations that no other reports were required, since the beginning of fiscal year 2020, all of the Company’s officers, directors and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s written related party transactions policy provides that we will only enter into or ratify a transaction with a related party when the Board, acting through the audit committee, determines that the transaction is in the best interests of the Company and its stockholders.

For purposes of the policy, a “related party” means:

●	an executive officer;

●	a member of the Board (or a nominee to the Board);

●	any person who is known to be the beneficial owner of more than 5% of any class of our voting securities; or

●	any immediate family member of any of the persons listed above and any person (other than a tenant or employee) sharing the household of such persons.

A “related party transaction,” for purposes of the policy, includes any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company or any of its subsidiaries is or will be a participant, the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year and any related party has or will have a direct or indirect interest.

We review all known relationships and transactions in which the Company and our directors, executive officers and significant stockholders or their immediate family members are participants to determine whether such persons have a direct or indirect interest. Our Corporate Secretary is primarily responsible for developing and implementing processes to obtain information regarding our directors, executive officers and significant stockholders with respect to related party transactions. In addition, the Company’s directors, nominees for director and executive officers are required to notify us of any potential related party transactions and provide us with information regarding such transactions. If our Corporate Secretary determines that a transaction is a related party transaction, then the audit committee must review the transaction at its next regularly scheduled meeting and either approve or disapprove the transaction. If the Corporate Secretary determines that it is impractical or undesirable to wait until the next regularly scheduled committee meeting for the audit committee to review the transaction, then the chair of the audit committee may approve the transaction and report such approval (and the rationale for such approval) to the audit committee at its next regularly scheduled meeting.

In determining whether to approve or ratify a transaction with a related party, the audit committee will take into account all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate:

●	whether the transaction was undertaken in the ordinary course of business of the Company;

●	whether the transaction was initiated by the Company, a subsidiary or the related party;

●	whether the transaction is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

●	the purpose of, and the potential benefits to the Company of, the transaction;

●	the approximate dollar value of the amount involved in the transaction, particularly as it relates to the related party;

●	the related party’s interest in the transaction; and

●	any other information regarding the transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

Any member of the audit committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction.

If a related party transaction will be ongoing, the audit committee may establish guidelines for the Company to follow in its ongoing dealings with the related party. Thereafter, the audit committee, on at least an annual basis, will review and assess ongoing relationships with the related party to monitor compliance with the audit committee’s guidelines and to determine whether the related party transaction remains appropriate.

OTHER MATTERS

The Board does not contemplate bringing before the Annual Meeting any matter other than those specified in the accompanying Notice of 2020 Annual Meeting of Stockholders, nor does it have information that other matters will be presented at the Annual Meeting. If other matters come before the Annual Meeting, signed proxies will be voted upon such questions in the discretion of the persons acting under the proxies.

ADDITIONAL INFORMATION

Where You Can Find More Information

The Company is delivering with this Proxy Statement a copy of its 2020 Annual Report. The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The Company’s SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Upon receipt of a written request, the Company will, without charge, provide any stockholder a copy of the Company’s Annual Report on Form 10-K for the fiscal year 2020, including financial statements and the footnotes thereto. Copies of exhibits to the annual report are also available upon specific request and payment of a reasonable charge for reproduction. Such requests should be directed to the Company’s Corporate Secretary at Crown Crafts, Inc., P.O. Box 1028, Gonzales, Louisiana 70707, Attn.: Corporate Secretary.

Stockholder Proposals

Under SEC rules, a stockholder who intends to present a proposal at the Company’s 2021 annual meeting of stockholders and who wishes to have the proposal included in the proxy statement for that meeting must submit the proposal to the Company’s Corporate Secretary. The proposal must be received no later than 5:00 p.m. Central Time on March 3, 2021, which is 120 calendar days prior to the anniversary of the date this Proxy Statement was first made available to stockholders, and must otherwise comply with applicable SEC rules for inclusion in the Company’s 2021 proxy statement.

Stockholders who wish to propose a matter for action at the Company’s 2021 annual meeting of stockholders, including the nomination of directors, but who do not wish to have the proposal included in the proxy statement for that meeting, must notify the Company in writing of the information required by the provisions of the Company’s bylaws relating to stockholder proposals. Under the Company’s bylaws, for proposed business to be considered at such meeting, a stockholder must notify the Company’s Corporate Secretary of any proposals in writing not less than 90 days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting.

Stockholder proposals may be submitted to the Company’ s Corporate Secretary at Crown Crafts, Inc., P.O. Box 1028, Gonzales, Louisiana 70707, Attn.: Corporate Secretary.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single copy of each addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. It is anticipated that a number of brokers with account holders who are stockholders of the Company will be householding the 2020 Annual Report and this Proxy Statement. If you receive notice from your broker that it will be householding materials to your address, then householding will continue until you are notified otherwise or until you revoke your consent. If you wish to receive a separate copy of the Company’s annual report or proxy statement currently or in the future, or if you are receiving multiple copies and wish to receive only one, please notify your broker or notify us by sending a written request to Crown Crafts, Inc., P.O. Box 1028, Gonzales, Louisiana 70707, Attn.: Corporate Secretary, or by calling (225) 647-9100.

CrownCrafts™

CROWN CRAFTS, INC.
ATTN: OLIVIA ELLIOTT
P.O. BOX 1028
GONZALES, LA 70707

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NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
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The Board of Directors recommends you vote FOR the following nominees.

	For All	Withhold All	For All Except
1. Election of Class III Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

1a. Donald Ratajczak   1b. Patricia Stensrud

02 0000000000

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: The proxies are authorized to vote on any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof, in their discretion.

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0000471134_1 R1.0.1.18

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and 10K Wrap are available at www.proxyvote.com

CROWN CRAFTS, INC.
Annual Meeting of Stockholders
August 11, 2020 10:00 AM CDT
This proxy is solicited on behalf of the Board of Directors.

The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated July 1, 2020, revoking any proxy previously given, hereby appoint(s) E. Randall Chestnut and Olivia W. Elliott as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of Series A common stock of Crown Crafts, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on August 11, 2020, at the Company's headquarters, located at 916 South Burnside Avenue, Gonzales, Louisiana 70737, at 10:00 a.m., Central Daylight Time, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" EACH OF THE DIRECTOR NOMINEES NAMED ON THE REVERSE SIDE, "FOR" PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS.

Continued and to be signed on reverse side

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